Effective immediately, the sub-section entitled "Special Servicing Agreement" beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, the underlying funds (other than MFS Absolute Return Fund, MFS Commodity Strategy Fund, MFS Global Bond Fund,  MFS Global Real Estate Fund, and MFS New Discovery Value Fund), and each fund, each underlying fund (other than MFS Absolute Return Fund, MFS Commodity Strategy Fund, MFS Global Bond Fund,  MFS Global Real Estate Fund, and MFS New Discovery Value Fund) pays a portion of the transfer-agent-related expenses of each fund, including sub-accounting fees payable to financial intermediaries, to the extent that such payments are less than the amount of the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the fund.